UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2014


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

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       ANNUAL REPORT
       USAA INCOME STOCK FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2014

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

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PRESIDENT'S MESSAGE

"IT IS IMPORTANT TO REMEMBER DRAMATIC HEADLINES
ARE DESIGNED TO ELICIT AN EMOTIONAL REACTION - AND [PHOTO OF BROOKS ENGLEHARDT] EMOTIONAL STATES OF MIND ARE USUALLY DETRIMENTAL
TO LONG-TERM INVESTMENT DECISION-MAKING."

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SEPTEMBER 2014

Much to the surprise of many market participants, longer-term interest rates trended down during the one-year reporting period. Rates had been expected to rise once the U.S. Federal Reserve (the Fed) began reducing - or "tapering" - its quantitative easing (QE) asset purchases. (Through QE, the Fed had been buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month to push down long-term interest rates and stimulate economic growth.) However, while longer-term rates rose in anticipation of the taper, they actually fell after the Fed started to trim its asset purchases during January of this year. As a result, investors saw the value of their longer-maturity bond holdings increase (bond prices move in the opposite direction of interest rates). Meanwhile, the U.S. economy - which had slowly strengthened during 2013 - took a step back in the first quarter of 2014, contracting by approximately 2%. Although conditions improved in the second quarter, with the economy expanding by about 4%, economic growth overall during the first half of 2014 was a tepid 2%.

What did all of this mean for investors? The drop in longer-term interest rates meant they had to look for higher yields in riskier asset classes, which helped fuel a rally in the U.S. stock market. Many stocks recorded double-digit gains during the reporting period, with small-cap stocks outperforming large-cap stocks. Interestingly, market volatility was low despite mounting geopolitical tensions, including Russia's involvement in the Ukraine, extremist threats to Iraq, and the Gaza-Israel conflict.

Given what happened during the reporting period, you may want to consider reviewing your investment plan and determine if it would be appropriate

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to rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. Whatever decision you make, it should be made in the context of your investment plan, which should be based on your goals - such as preparing for retirement - as well as your time horizon and risk tolerance. If you would like some help, please give our advisors a call - they are available to assist you.

Looking ahead, the Fed is likely to continue tapering its QE asset purchases and may end them altogether in October. Longer term, we expect interest rates to rise at a moderate pace and for bond prices to edge down. Higher interest rates could also make riskier asset classes, such as stocks and high-yield securities, less attractive to investors who will be able to find higher yields elsewhere.

At the same time, geopolitical turmoil is likely to persist, along with dramatic headlines. It is important to remember dramatic headlines are designed to elicit an emotional reaction - and emotional states of mind are usually detrimental to long-term investment decision-making. Shareholders must try to look through the media noise and focus instead on relevant information, such as the direction of interest rates and the condition of the U.S. economy, which can provide them with the perspective they need to manage their investments.

Rest assured, we will continue monitoring geopolitical events, economic trends, Fed policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. From all of us here at USAA Asset Management Company, thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER(S) COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

   Distributions to Shareholders                                             12

   Report of Independent Registered
     Public Accounting Firm                                                  13

   Portfolio of Investments                                                  14

   Notes to Portfolio of Investments                                         22

   Financial Statements                                                      23

   Notes to Financial Statements                                             26

EXPENSE EXAMPLE                                                              43

ADVISORY AGREEMENT(S)                                                        45

TRUSTEES' AND OFFICERS' INFORMATION                                          53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA INCOME STOCK FUND (THE FUND) SEEKS CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of the its assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGER(S) COMMENTARY ON THE FUND

USAA Asset Management Company            Epoch Investment Partners, Inc.

   STEPHAN KLAFFKE, CFA                     ERIC SAPPENFIELD
   JOHN P. TOOHEY, CFA                      MICHAEL A. WELHOELTER, CFA
   WASIF A. LATIF                           JOHN TOBIN, CFA
                                            KERA VAN VALEN, CFA
                                            WILLIAM W. PRIEST, CFA, CPA

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o  PLEASE DESCRIBE MARKET CONDITIONS DURING THE REPORTING PERIOD.

   For most of the period, equities overall trended upward. While U.S.
   Treasury yields drifted higher early in the period, investors seemed comfortable with the likely impact of plans on the part of the U.S. Federal Reserve (the Fed) to gradually step back from its efforts to keep interest rates low. Positive sentiment was supported by signs of strengthening in the U.S. economy and a more constructive turn in U.S. budget talks which culminated in a bipartisan two-year deal. While a slowing in China's economic growth remained a concern, worldwide growth appeared to be stabilizing at levels sufficient to support the global economy, and Europe seemed to be finally pulling out of recession. In light of these developments, stocks finished the year strong, with most broad U.S. indices providing positive returns for the fourth quarter.

   In late January 2014, stocks began a slide which continued into the first part of February, as concerns mounted over the ability of emerging market economies to withstand the removal of the Fed support for ultra-low rates on top of lower demand from China. Stocks then rebounded as data improved and investors gained a comfort level that the new Fed chair would maintain an incremental approach to policy

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2  | USAA INCOME STOCK FUND

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   changes. Stocks would mostly trade within a band in March, as investors waited to see if spring would see a pickup in economic activity and monitored developments concerning Russia and Ukraine.

   As 2014 progressed, U.S. interest rates confounded most investor expectations by declining meaningfully. The second quarter of 2014 saw stocks resume their upward climb, as investors largely discounted downward revisions in measurements of first quarter U.S. gross domestic product growth, attributing the ultimately negative number to the harsh winter weather. We believe sentiment was further buoyed by messaging from the Fed to the effect that there would be no rush to begin raising short rates upon ending its long-term bond purchases. From a geopolitical standpoint, events surrounding Ukraine appeared to stabilize as Russia backed away from steps that would have forced the hands of Europe and the U.S. While June saw developments in Syria and Iraq, with the potential to disrupt regional stability and the global energy supply, markets took the headlines more or less in stride. As the period drew to a close, however, stocks took something of a breather, as geopolitical risks came to the forefront with the downing of an airliner over Ukraine and Israeli military action in Gaza.

o HOW DID THE USAA INCOME STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had a total return of 14.06% and 14.16%, respectively. This compares to returns of 15.47% for the Russell 1000(R) Value Index (the Index) and 13.81% for the Lipper Equity Income Funds Index, the Fund's benchmarks.

   USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs

   Refer to page 8 for benchmark definitions.
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  3

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   dedicated resources to support the research, selection, and monitoring of the
   Fund's subadviser. Epoch Investment Partners, Inc. (Epoch) is a subadviser to the Fund. The investment adviser and subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID USAA ASSET MANAGEMENT COMPANY'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

   During the reporting period, the portion of the Fund managed by USAA Asset Management Company modestly lagged the Index. Selection within the telecommunication services sector was the largest positive contributor to relative return, while an overweighting of the information technology and underweighting of financials sectors contributed as well. Selection within the industrials and energy sectors detracted from relative performance.

   Within the USAA Asset Management Company portion of the portfolio, the leading positive contributors to the Fund's relative performance came from within the information technology sector. In particular, companies such as information technology firm Hewlett-Packard Co.; personal computer chipmaker Intel Corp.; and software giant Microsoft Corp. did well. All three stocks reacted positively to signs of an improving cycle for personal computer sales. The leading detractors for the year included offshore drilling services firm Transocean Ltd., whose stock suffered from investor concerns over the glut of new offshore rigs coming online and the impact on day rates. However, management's focus on cost cutting should generate solid earnings growth when market conditions return to normal. Philip Morris International, Inc. also lagged meaningfully on investor concerns over slowing cigarette consumption in the global markets. Multinational bank HSBC Holdings plc ADR detracted as the stock was negatively impacted by the bank's international exposure, in particular to troubled emerging markets.

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4  | USAA INCOME STOCK FUND

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o  HOW DID THE PORTION OF THE FUND MANAGED BY EPOCH PERFORM DURING THE
   REPORTING PERIOD?

   The portion of the Fund managed by Epoch provided a positive return and outperformed the Index during the reporting period. Outperformance was driven primarily by stock selection as well as sector allocation within the financials sector. Selection was particularly strong within the industrials sector, followed by the energy and information technology sectors. On the downside, selection was a constraint on returns within the materials, consumer discretionary, and telecommunications services sectors.

   Leading contributors included consumer electronics maker Apple, Inc. (Apple). Apple continues to report solid results in excess of market expectations. With its strong brand, track record of innovation and formidable balance sheet, we believe Apple should be well-positioned to benefit from continued global demand growth for electronic devices. Apple continues to return a substantial amount of cash to shareholders through a combination of a growing dividend and significant share repurchases. Time Warner, Inc. (Time Warner) was another leading contributor during the reporting period. Time Warner is a media company focused on television and film under the Turner, HBO, and Warner banners. The vast majority of its business is television-based and is highly recurring as it derives more than 60% of revenues from subscriptions. Time Warner has divested underperforming properties and recently shares have advanced on a buyout offer. Additionally, Time Warner has increased its return to shareholders by growing the dividend and repurchasing stock. US-based leading defense contractor Lockheed Martin Corp. (Lockheed) also contributed to relative performance. Lockheed benefited from a budget deal that gave the defense sector some clarity for the first time in several years. Lockheed has also benefited from continued expense reduction with all business segments showing operating margin improvement against a backdrop of declining sales. International demand continues to drive sales growth, and the company plans to continue its program of dividends and share repurchases.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  5

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   On the downside, global offshore oil and gas drilling contractor Diamond
   Offshore Drilling, Inc. (Diamond) lagged as rig demand softened. Day rates have been negotiated down and are expected to fall further due to a supply glut in 2014 and 2015. Many of Diamond's older rigs built in the 1970's are unlikely to be re-contracted after the expiration of current contracts. The Fund closed its position because we believed the risk to the dividend has increased significantly. Another detractor was Mattel, Inc. (Mattel), the largest toy manufacturer in the world, which posted disappointing results during the very important holiday season. Consumers were very focused on promotions and continued to shift toward ecommerce. Management has since invested considerable effort with retailers to better understand how to compete effectively in the changing consumer landscape. Despite the recent difficulties, we believe that Mattel's strong cash flows and attractive dividend continue to make Mattel an attractive investment for the Fund. Exposure to Vodafone Group plc ADR (Vodafone) also detracted. Vodafone is a provider of telecom services in Europe, Asia, and Africa. The stock faced recent pressure from reduced buyout speculation as AT&T announced the acquisition of DirecTV, leaving it unlikely to make a bid for Vodafone. The company continues to pursue its strategy around the ongoing convergence of fixed and mobile networks and remains committed to growing its free cash flow and paying a healthy dividend.

   Thank you for your investment in the Fund.

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6  | USAA INCOME STOCK FUND

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INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (FUND SHARES) (Ticker Symbol: USISX)

--------------------------------------------------------------------------------
                                          7/31/14                   7/31/13
--------------------------------------------------------------------------------
Net Assets                             $1.6 Billion              $1.5 Billion
Net Asset Value Per Share                $17.72                    $16.29

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/14
--------------------------------------------------------------------------------
     1 YEAR                    5 YEARS                         10 YEARS
     14.06%                    15.56%                           6.32%

--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 7/31/13*
--------------------------------------------------------------------------------

                                    0.85%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]



                                           LIPPER EQUITY         USAA INCOME
                     RUSSELL 1000           INCOME FUNDS          STOCK FUND
                      VALUE INDEX             INDEX                 SHARES
 7/31/2004            $10,000.00            $10,000.00            $10,000.00
 8/31/2004             10,142.21             10,101.79             10,130.63
 9/30/2004             10,299.42             10,247.15             10,244.32
10/31/2004             10,470.63             10,359.75             10,237.75
11/30/2004             11,000.01             10,823.22             10,782.45
12/31/2004             11,368.37             11,151.31             11,090.69
 1/31/2005             11,166.57             10,949.79             10,837.72
 2/28/2005             11,536.65             11,272.98             11,210.52
 3/31/2005             11,378.35             11,098.97             10,958.67
 4/30/2005             11,174.56             10,895.45             10,684.03
 5/31/2005             11,443.56             11,152.23             11,099.33
 6/30/2005             11,568.85             11,247.36             11,310.88
 7/31/2005             11,903.57             11,608.84             11,680.96
 8/31/2005             11,851.80             11,541.88             11,532.93
 9/30/2005             12,018.20             11,632.70             11,619.52
10/31/2005             11,712.96             11,404.28             11,349.14
11/30/2005             12,098.00             11,743.00             11,673.59
12/31/2005             12,170.27             11,798.60             11,732.71
 1/31/2006             12,642.94             12,167.83             12,188.12
 2/28/2006             12,720.11             12,222.78             12,242.16
 3/31/2006             12,892.44             12,374.16             12,353.64
 4/30/2006             13,220.06             12,647.58             12,586.15
 5/31/2006             12,886.12             12,323.26             12,190.89
 6/30/2006             12,968.55             12,366.77             12,262.52
 7/31/2006             13,283.73             12,527.52             12,542.81
 8/31/2006             13,506.07             12,768.24             12,776.38
 9/30/2006             13,775.30             13,038.69             13,085.44
10/31/2006             14,226.20             13,455.24             13,460.65
11/30/2006             14,550.97             13,717.04             13,671.71
12/31/2006             14,877.60             13,969.76             13,962.90
 1/31/2007             15,067.87             14,157.55             14,153.15
 2/28/2007             14,832.96             13,996.03             13,838.82
 3/31/2007             15,062.28             14,153.02             13,989.58
 4/30/2007             15,618.88             14,742.43             14,512.95
 5/31/2007             16,182.24             15,268.04             15,019.70
 6/30/2007             15,804.12             15,013.84             14,655.77
 7/31/2007             15,073.28             14,437.69             13,888.36
 8/31/2007             15,242.18             14,594.46             14,046.85
 9/30/2007             15,765.72             15,024.28             14,438.13
10/31/2007             15,767.46             15,186.84             14,396.23
11/30/2007             14,996.84             14,517.20             13,625.31
12/31/2007             14,851.82             14,385.64             13,501.29
 1/31/2008             14,256.96             13,730.95             12,975.38
 2/29/2008             13,659.63             13,284.74             12,395.07
 3/31/2008             13,556.92             13,151.88             12,224.46
 4/30/2008             14,217.76             13,748.64             12,780.53
 5/31/2008             14,195.19             13,871.57             12,734.95
 6/30/2008             12,836.41             12,626.25             11,522.33
 7/31/2008             12,790.07             12,530.44             11,485.67
 8/31/2008             13,007.35             12,666.16             11,696.50
 9/30/2008             12,051.68             11,665.50             10,938.06
10/31/2008              9,965.39              9,761.26              9,065.86
11/30/2008              9,250.78              9,106.27              8,503.28
12/31/2008              9,379.18              9,292.65              8,691.54
 1/31/2009              8,300.67              8,453.67              7,827.03
 2/28/2009              7,191.62              7,523.15              6,850.98
 3/31/2009              7,806.52              8,138.33              7,346.56
 4/30/2009              8,643.32              8,909.22              7,982.95
 5/31/2009              9,177.78              9,435.27              8,385.37
 6/30/2009              9,110.01              9,416.44              8,330.70
 7/31/2009              9,855.68             10,132.06              8,951.27
 8/31/2009             10,371.18             10,583.89              9,327.38
 9/30/2009             10,771.88             10,900.49              9,618.13
10/31/2009             10,442.21             10,723.73              9,438.79
11/30/2009             11,030.76             11,293.02              9,939.05
12/31/2009             11,225.97             11,509.28             10,130.52
 1/31/2010             10,910.25             11,141.21              9,836.74
 2/28/2010             11,254.64             11,440.40             10,102.09
 3/31/2010             11,987.32             12,088.27             10,692.12
 4/30/2010             12,297.50             12,245.47             10,825.18
 5/31/2010             11,286.69             11,324.84              9,941.30
 6/30/2010             10,651.32             10,768.92              9,375.68
 7/31/2010             11,372.39             11,532.47             10,004.54
 8/31/2010             10,885.77             11,085.37              9,632.94
 9/30/2010             11,730.32             11,972.50             10,469.26
10/31/2010             12,082.30             12,330.25             10,899.11
11/30/2010             12,018.37             12,273.29             10,803.59
12/31/2010             12,966.67             13,124.85             11,450.49
 1/31/2011             13,259.99             13,412.04             11,795.44
 2/28/2011             13,749.08             13,849.77             12,284.12
 3/31/2011             13,803.69             13,892.98             12,284.43
 4/30/2011             14,171.26             14,341.88             12,755.06
 5/31/2011             14,021.53             14,211.06             12,610.99
 6/30/2011             13,734.04             13,964.86             12,421.08
 7/31/2011             13,278.50             13,557.31             12,064.81
 8/31/2011             12,449.84             12,868.64             11,371.54
 9/30/2011             11,508.96             12,004.70             10,626.96
10/31/2011             12,826.65             13,203.80             11,728.30
11/30/2011             12,760.16             13,230.08             11,766.95
12/31/2011             13,017.30             13,473.74             11,882.92
 1/31/2012             13,509.75             13,902.84             12,309.74
 2/29/2012             14,048.29             14,401.32             12,814.16
 3/31/2012             14,464.74             14,724.49             13,178.06
 4/30/2012             14,317.24             14,670.48             13,061.26
 5/31/2012             13,477.66             13,832.62             12,321.58
 6/30/2012             14,146.82             14,412.95             12,833.63
 7/31/2012             14,293.23             14,648.71             12,950.84
 8/31/2012             14,603.56             14,890.17             13,204.77
 9/30/2012             15,067.11             15,219.44             13,447.01
10/31/2012             14,993.15             15,122.18             13,260.79
11/30/2012             14,986.92             15,150.14             13,290.19
12/31/2012             15,296.47             15,319.38             13,391.84
 1/31/2013             16,290.68             16,141.98             14,140.21
 2/28/2013             16,524.51             16,323.90             14,307.61
 3/31/2013             17,179.15             16,941.15             14,850.00
 4/30/2013             17,438.93             17,331.89             15,245.47
 5/31/2013             17,886.51             17,557.66             15,581.63
 6/30/2013             17,728.86             17,370.31             15,399.95
 7/31/2013             18,686.10             18,169.88             16,174.42
 8/31/2013             17,977.22             17,604.27             15,668.03
 9/30/2013             18,427.56             18,092.89             16,077.13
10/31/2013             19,234.56             18,832.99             16,814.71
11/30/2013             19,771.17             19,266.54             17,143.63
12/31/2013             20,271.91             19,715.97             17,544.59
 1/31/2014             19,551.96             18,963.05             16,961.13
 2/28/2014             20,397.44             19,757.87             17,544.59
 3/31/2014             20,884.40             20,118.48             17,969.23
 4/30/2014             21,082.86             20,320.57             18,186.60
 5/31/2014             21,391.62             20,673.01             18,455.72
 6/30/2014             21,950.39             21,138.46             18,896.47
 7/31/2014             21,576.32             20,679.99             18,448.80

                                   [END CHART]

                          Data from 7/31/04 to 7/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIISX)

--------------------------------------------------------------------------------
                                         7/31/14                    7/31/13
--------------------------------------------------------------------------------
Net Assets                              $1.0 Billion            $880.4 Million
Net Asset Value Per Share                  $17.71                   $16.28

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/14
--------------------------------------------------------------------------------
     1 YEAR                       5 YEARS              SINCE INCEPTION 8/01/08
     14.16%                       15.73%                        8.44%

--------------------------------------------------------------------------------
                                EXPENSE RATIO AS OF 7/31/13*
--------------------------------------------------------------------------------

                                          0.73%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy
(USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]



                       RUSSELL 1000            LIPPER EQUITY          USAA INCOME STOCK
                        VALUE INDEX          INCOME FUNDS INDEX   FUND INSTITUTIONAL SHARES
 7/31/2008              $10,000.00               $10,000.00               $10,000.00
 8/31/2008               10,169.88                10,108.31                10,208.00
 9/30/2008                9,422.68                 9,309.73                 9,549.79
10/31/2008                7,791.50                 7,790.03                 7,915.22
11/30/2008                7,232.78                 7,267.31                 7,424.04
12/31/2008                7,333.17                 7,416.05                 7,586.24
 1/31/2009                6,489.93                 6,746.50                 6,838.98
 2/28/2009                5,622.81                 6,003.90                 5,986.14
 3/31/2009                6,103.58                 6,494.84                 6,424.15
 4/30/2009                6,757.83                 7,110.06                 6,972.46
 5/31/2009                7,175.71                 7,529.88                 7,332.54
 6/30/2009                7,122.72                 7,514.85                 7,281.29
 7/31/2009                7,705.72                 8,085.95                 7,832.53
 8/31/2009                8,108.77                 8,446.54                 8,153.40
 9/30/2009                8,422.06                 8,699.21                 8,412.89
10/31/2009                8,164.31                 8,558.14                 8,264.14
11/30/2009                8,624.47                 9,012.47                 8,702.14
12/31/2009                8,777.09                 9,185.06                 8,872.16
 1/31/2010                8,530.25                 8,891.31                 8,606.58
 2/28/2010                8,799.51                 9,130.08                 8,847.27
 3/31/2010                9,372.36                 9,647.12                 9,360.58
 4/30/2010                9,614.87                 9,772.58                 9,477.17
 5/31/2010                8,824.57                 9,037.86                 8,702.68
 6/30/2010                8,327.80                 8,594.20                 8,211.94
 7/31/2010                8,891.57                 9,203.56                 8,763.31
 8/31/2010                8,511.11                 8,846.75                 8,437.50
 9/30/2010                9,171.43                 9,554.73                 9,176.45
10/31/2010                9,446.62                 9,840.24                 9,553.57
11/30/2010                9,396.63                 9,794.78                 9,478.14
12/31/2010               10,138.07                10,474.37                10,040.92
 1/31/2011               10,367.40                10,703.56                10,343.66
 2/28/2011               10,749.80                11,052.90                10,772.54
 3/31/2011               10,792.50                11,087.38                10,778.44
 4/30/2011               11,079.88                11,445.63                11,191.70
 5/31/2011               10,962.82                11,341.23                11,065.19
 6/30/2011               10,738.04                11,144.74                10,913.10
 7/31/2011               10,381.87                10,819.50                10,591.63
 8/31/2011                9,733.98                10,269.90                 9,990.99
 9/30/2011                8,998.35                 9,580.43                 9,341.93
10/31/2011               10,028.59                10,537.38                10,301.60
11/30/2011                9,976.61                10,558.35                10,335.57
12/31/2011               10,177.66                10,752.80                10,441.32
 1/31/2012               10,562.68                11,095.25                10,816.66
 2/29/2012               10,983.74                11,493.07                11,268.78
 3/31/2012               11,309.35                11,750.97                11,584.37
 4/30/2012               11,194.02                11,707.87                11,481.63
 5/31/2012               10,537.59                11,039.21                10,839.48
 6/30/2012               11,060.78                11,502.35                11,293.95
 7/31/2012               11,175.25                11,690.49                11,388.49
 8/31/2012               11,417.89                11,883.19                11,611.96
 9/30/2012               11,780.32                12,145.97                11,828.64
10/31/2012               11,722.49                12,068.35                11,673.34
11/30/2012               11,717.62                12,090.67                11,699.22
12/31/2012               11,959.64                12,225.73                11,786.92
 1/31/2013               12,736.97                12,882.21                12,446.09
 2/28/2013               12,919.80                13,027.39                12,593.54
 3/31/2013               13,431.63                13,519.99                13,074.51
 4/30/2013               13,634.74                13,831.83                13,414.22
 5/31/2013               13,984.68                14,012.00                13,719.09
 6/30/2013               13,861.42                13,862.49                13,562.05
 7/31/2013               14,609.85                14,500.59                14,244.52
 8/31/2013               14,055.60                14,049.20                13,798.29
 9/30/2013               14,407.70                14,439.15                14,153.78
10/31/2013               15,038.66                15,029.79                14,812.71
11/30/2013               15,458.21                15,375.78                15,102.64
12/31/2013               15,849.72                15,734.46                15,450.25
 1/31/2014               15,286.83                15,133.58                14,935.84
 2/28/2014               15,947.87                15,767.89                15,450.25
 3/31/2014               16,328.60                16,055.68                15,826.55
 4/30/2014               16,483.77                16,216.96                16,018.22
 5/31/2014               16,725.18                16,498.23                16,264.65
 6/30/2014               17,162.05                16,869.68                16,655.88
 7/31/2014               16,869.59                16,503.80                16,261.05

                                   [END CHART]

                      Data from 7/31/08 to 7/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares'inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

                               o TOP 10 HOLDINGS o
                                  AS OF 7/31/14
                               (% of Net Assets)

AbbVie, Inc. .............................................................  2.7%
Johnson & Johnson ........................................................  2.4%
Microsoft Corp. ..........................................................  2.2%
Eaton Corp. plc ..........................................................  2.1%
Intel Corp. ..............................................................  2.0%
General Electric Co. .....................................................  1.9%
Royal Dutch Shell plc ADR ................................................  1.9%
Hewlett-Packard Co. ......................................................  1.8%
Merck & Co., Inc. ........................................................  1.8%
Pfizer, Inc. .............................................................  1.8%

                        o ASSET ALLOCATION - 7/31/14 o

                       [PIE CHART OF ASSET ALLOCATION]

INDUSTRIALS                                                                15.3%
INFORMATION TECHNOLOGY                                                     14.0%
FINANCIALS                                                                 13.4%
CONSUMER STAPLES                                                           11.6%
HEALTH CARE                                                                11.0%
ENERGY                                                                     10.5%
UTILITIES                                                                   7.3%
CONSUMER DISCRETIONARY                                                      5.8%
MATERIALS                                                                   5.0%
TELECOMMUNICATION SERVICES                                                  4.9%
MONEY MARKET INSTRUMENTS                                                    0.9%

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-21.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2014:

  DIVIDEND RECEIVED          LONG-TERM
 DEDUCTION (CORPORATE       CAPITAL GAIN         QUALIFIED INTEREST
  SHAREHOLDERS)(1)         DISTRIBUTIONS(2)            INCOME
--------------------------------------------------------------------
       89.39%               $53,660,000                 $32,000
--------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)  Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 18, 2014

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2014

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (98.8%)

            CONSUMER DISCRETIONARY (5.8%)
            -----------------------------
            ADVERTISING (0.4%)
 150,600    Omnicom Group, Inc.                                      $    10,541
                                                                     -----------
            AUTOMOBILE MANUFACTURERS (0.4%)
 685,100    Ford Motor Co.                                                11,660
                                                                     -----------
            DEPARTMENT STORES (0.7%)
 347,400    Kohl's Corp.                                                  18,600
                                                                     -----------
            DISTRIBUTORS (0.4%)
 141,000    Genuine Parts Co.                                             11,678
                                                                     -----------
            HOME IMPROVEMENT RETAIL (0.4%)
 147,850    Home Depot, Inc.                                              11,954
                                                                     -----------
            HOTELS, RESORTS & CRUISE LINES (0.7%)
 490,189    Carnival Corp.                                                17,755
                                                                     -----------
            LEISURE PRODUCTS (0.6%)
 415,250    Mattel, Inc.                                                  14,710
                                                                     -----------
            MOVIES & ENTERTAINMENT (1.1%)
 457,350    Regal Entertainment Group "A"                                  8,900
 239,020    Time Warner, Inc.                                             19,843
                                                                     -----------
                                                                          28,743
                                                                     -----------
            RESTAURANTS (0.5%)
 137,060    McDonald's Corp.                                              12,960
                                                                     -----------
            SPECIALIZED CONSUMER SERVICES (0.6%)
 491,700    H&R Block, Inc.                                               15,798
                                                                     -----------
            Total Consumer Discretionary                                 154,399
                                                                     -----------
            CONSUMER STAPLES (11.6%)
            ------------------------
            BREWERS (0.5%)
 203,750    Molson Coors Brewing Co. "B"                                  13,759
                                                                     -----------
            DRUG RETAIL (1.5%)
 170,225    CVS Caremark Corp.                                            12,999
 381,100    Walgreen Co.                                                  26,208
                                                                     -----------
                                                                          39,207
                                                                     -----------

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            FOOD DISTRIBUTORS (0.5%)
 354,400    Sysco Corp.                                              $    12,649
                                                                     -----------
            HOUSEHOLD PRODUCTS (1.9%)
  98,020    Colgate-Palmolive Co.                                          6,215
 189,149    Kimberly-Clark Corp.                                          19,647
 327,900    Procter & Gamble Co.                                          25,353
                                                                     -----------
                                                                          51,215
                                                                     -----------
            HYPERMARKETS & SUPER CENTERS (1.0%)
 375,350    Wal-Mart Stores, Inc.                                         27,618
                                                                     -----------
            PACKAGED FOODS & MEAT (2.0%)
 282,850    Campbell Soup Co.                                             11,763
  91,150    Hershey Co.                                                    8,035
 263,950    Kraft Foods Group, Inc.                                       14,144
 484,200    Unilever N.V.                                                 19,915
                                                                     -----------
                                                                          53,857
                                                                     -----------
            SOFT DRINKS (1.1%)
 261,350    Coca-Cola Co.                                                 10,268
 253,600    Coca-Cola Enterprises, Inc.                                   11,526
  82,519    PepsiCo, Inc.                                                  7,270
                                                                     -----------
                                                                          29,064
                                                                     -----------
            TOBACCO (3.1%)
 537,300    Altria Group, Inc.                                            21,814
 276,445    Lorillard, Inc.                                               16,720
 325,430    Philip Morris International, Inc.                             26,689
 332,699    Reynolds American, Inc.                                       18,581
                                                                     -----------
                                                                          83,804
                                                                     -----------
            Total Consumer Staples                                       311,173
                                                                     -----------
            ENERGY (10.5%)
            --------------
            INTEGRATED OIL & GAS (5.0%)
 324,300    Chevron Corp.                                                 41,913
  70,517    Exxon Mobil Corp.                                              6,977
 365,500    Occidental Petroleum Corp.                                    35,713
 605,819    Royal Dutch Shell plc ADR                                     49,574
                                                                     -----------
                                                                         134,177
                                                                     -----------
            OIL & GAS DRILLING (0.9%)
 611,600    Transocean Ltd.                                               24,672
                                                                     -----------
            OIL & GAS EXPLORATION & PRODUCTION (1.9%)
 467,002    ConocoPhillips                                                38,528
 336,500    Marathon Oil Corp.                                            13,039
                                                                     -----------
                                                                          51,567
                                                                     -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            OIL & GAS STORAGE & TRANSPORTATION (2.7%)
 131,550    Enterprise Products Partners, LP                         $     9,814
 134,980    Kinder Morgan Energy Partners, LP                             10,936
 115,200    Markwest Energy Partners, LP                                   8,041
 131,550    ONEOK Partners, LP                                             7,377
 222,650    ONEOK, Inc.                                                   14,345
 292,300    Spectra Energy Corp.                                          11,961
 139,260    Targa Resources Partners, LP                                   9,314
                                                                     -----------
                                                                          71,788
                                                                     -----------
            Total Energy                                                 282,204
                                                                     -----------
            FINANCIALS (13.4%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
  36,120    BlackRock, Inc.                                               11,007
 114,500    State Street Corp.                                             8,065
                                                                     -----------
                                                                          19,072
                                                                     -----------
            CONSUMER FINANCE (0.7%)
 231,900    Capital One Financial Corp.                                   18,445
                                                                     -----------
            DIVERSIFIED BANKS (5.0%)
  95,450    Commonwealth Bank of Australia                                 7,346
 749,800    HSBC Holdings plc ADR                                         40,032
 761,500    JPMorgan Chase & Co.                                          43,915
 818,150    Wells Fargo & Co.                                             41,644
                                                                     -----------
                                                                         132,937
                                                                     -----------
            INSURANCE BROKERS (1.1%)
 387,700    Arthur J. Gallagher & Co.                                     17,446
 215,770    Marsh & McLennan Companies, Inc.                              10,955
                                                                     -----------
                                                                          28,401
                                                                     -----------
            LIFE & HEALTH INSURANCE (1.4%)
 702,100    MetLife, Inc.                                                 36,931
                                                                     -----------
            REGIONAL BANKS (2.5%)
 724,100    BB&T Corp.                                                    26,806
  83,400    M&T Bank Corp.                                                10,133
 364,700    PNC Financial Services Group, Inc.                            30,110
                                                                     -----------
                                                                          67,049
                                                                     -----------
            REITs - HEALTH CARE (0.5%)
 230,400    Health Care REIT, Inc.                                        14,660
                                                                     -----------
            REITs - SPECIALIZED (0.3%)
 267,345    Corrections Corp. of America                                   8,614
                                                                     -----------

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SPECIALIZED FINANCE (0.6%)
  220,930   CME Group, Inc.                                          $    16,336
                                                                     -----------
            THRIFTS & MORTGAGE FINANCE (0.6%)
1,148,860   People's United Financial, Inc.                               16,681
                                                                     -----------
            Total Financials                                             359,126
                                                                     -----------
            HEALTH CARE (11.0%)
            -------------------
            HEALTH CARE EQUIPMENT (0.8%)
  362,980   Medtronic, Inc.                                               22,410
                                                                     -----------
            MANAGED HEALTH CARE (0.4%)
  124,636   UnitedHealth Group, Inc.                                      10,102
                                                                     -----------
            PHARMACEUTICALS (9.8%)
1,357,200   AbbVie, Inc.                                                  71,036
  643,500   Johnson & Johnson                                             64,408
  845,150   Merck & Co., Inc.                                             47,954
  350,600   Novartis AG ADR                                               30,481
1,645,920   Pfizer, Inc.                                                  47,238
                                                                     -----------
                                                                         261,117
                                                                     -----------
            Total Health Care                                            293,629
                                                                     -----------
            INDUSTRIALS (15.3%)
            -------------------
            AEROSPACE & DEFENSE (4.9%)
   66,190   Boeing Co.                                                     7,975
  128,100   General Dynamics Corp.                                        14,958
  128,100   Honeywell International, Inc.                                 11,764
  125,540   Lockheed Martin Corp.                                         20,961
  407,650   Raytheon Co.                                                  37,002
  365,900   United Technologies Corp.                                     38,474
                                                                     -----------
                                                                         131,134
                                                                     -----------
            AGRICULTURAL & FARM MACHINERY (0.2%)
   77,360   Deere & Co.                                                    6,584
                                                                     -----------
            AIR FREIGHT & LOGISTICS (1.4%)
  376,120   United Parcel Service, Inc. "B"                               36,518
                                                                     -----------
            COMMERCIAL PRINTING (0.9%)
  273,400   Deluxe Corp.                                                  15,040
  534,750   R.R. Donnelley & Sons Co.                                      9,283
                                                                     -----------
                                                                          24,323
                                                                     -----------
            CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
   83,200   Caterpillar, Inc.                                              8,382
                                                                     -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ELECTRICAL COMPONENTS & EQUIPMENT (2.7%)
  810,850   Eaton Corp. plc                                          $    55,073
  263,950   Emerson Electric Co.                                          16,800
                                                                     -----------
                                                                          71,873
                                                                     -----------
            ENVIRONMENTAL & FACILITIES SERVICES (2.0%)
  948,300   Republic Services, Inc.                                       35,969
  390,290   Waste Management, Inc.                                        17,520
                                                                     -----------
                                                                          53,489
                                                                     -----------
            INDUSTRIAL CONGLOMERATES (2.6%)
  129,800   3M Co.                                                        18,288
2,064,100   General Electric Co.                                          51,912
                                                                     -----------
                                                                          70,200
                                                                     -----------
            INDUSTRIAL MACHINERY (0.3%)
   84,000   Stanley Black & Decker, Inc.                                   7,346
                                                                     -----------
            Total Industrials                                            409,849
                                                                     -----------
            INFORMATION TECHNOLOGY (14.0%)
            ------------------------------
            COMMUNICATIONS EQUIPMENT (1.6%)
1,669,000   Cisco Systems, Inc.                                           42,109
                                                                     -----------
            DATA PROCESSING & OUTSOURCED SERVICES (1.2%)
  200,300   Automatic Data Processing, Inc.                               16,286
  347,300   Paychex, Inc.                                                 14,243
                                                                     -----------
                                                                          30,529
                                                                     -----------
            SEMICONDUCTOR EQUIPMENT (0.5%)
  195,150   KLA-Tencor Corp.                                              13,951
                                                                     -----------
            SEMICONDUCTORS (4.1%)
1,586,250   Intel Corp.                                                   53,758
  134,100   Linear Technology Corp.                                        5,919
  351,600   Microchip Technology, Inc.                                    15,829
  752,400   Texas Instruments, Inc.                                       34,798
                                                                     -----------
                                                                         110,304
                                                                     -----------
            SYSTEMS SOFTWARE (2.7%)
1,388,100   Microsoft Corp.                                               59,911
  320,650   Oracle Corp.                                                  12,951
                                                                     -----------
                                                                          72,862
                                                                     -----------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (3.9%)
  132,409   Apple, Inc.                                                   12,655
1,351,900   Hewlett-Packard Co.                                           48,141

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   761,080   Seagate Technology plc                                   $   44,599
                                                                      ----------
                                                                         105,395
                                                                      ----------
             Total Information Technology                                375,150
                                                                      ----------
             MATERIALS (5.0%)
             ----------------
             COMMODITY CHEMICALS (0.4%)
   104,400   LyondellBasell Industries N.V. "A"                           11,093
                                                                      ----------
             DIVERSIFIED CHEMICALS (1.0%)
   304,320   Dow Chemical Co.                                             15,541
   155,600   E.I. du Pont de Nemours & Co.                                10,007
                                                                      ----------
                                                                          25,548
                                                                      ----------
             DIVERSIFIED METALS & MINING (1.7%)
   146,130   BHP Billiton Ltd.                                            10,388
   334,900   Freeport-McMoRan Copper & Gold, Inc.                         12,465
   402,620   Rio Tinto plc ADR                                            23,066
                                                                      ----------
                                                                          45,919
                                                                      ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.6%)
   436,000   Potash Corp. of Saskatchewan, Inc.                           15,474
                                                                      ----------
             PAPER PACKAGING (0.6%)
   426,260   Bemis Co., Inc.                                              16,628
                                                                      ----------
             PAPER PRODUCTS (0.4%)
   207,700   International Paper Co.                                       9,866
                                                                      ----------
             SPECIALTY CHEMICALS (0.3%)
   176,250   RPM International, Inc.                                       7,787
                                                                      ----------
             Total Materials                                             132,315
                                                                      ----------
             TELECOMMUNICATION SERVICES (4.9%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (3.2%)
   811,597   AT&T, Inc.                                                   28,885
   543,804   CenturyLink, Inc.                                            21,339
   674,116   Verizon Communications, Inc.                                 33,989
                                                                      ----------
                                                                          84,213
                                                                      ----------
             WIRELESS TELECOMMUNICATION SERVICES (1.7%)
   451,100   Rogers Communications, Inc. "B"                              17,611
   867,950   Vodafone Group plc ADR                                       28,833
                                                                      ----------
                                                                          46,444
                                                                      ----------
             Total Telecommunication Services                            130,657
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             UTILITIES (7.3%)
             ----------------
             ELECTRIC UTILITIES (3.1%)
   266,790   Duke Energy Corp.                                        $   19,244
   102,300   Entergy Corp.                                                 7,450
   333,660   Northeast Utilities                                          14,648
   507,220   PPL Corp.                                                    16,733
   364,000   Southern Co.                                                 15,758
   241,550   Weststar Energy, Inc.                                         8,705
                                                                      ----------
                                                                          82,538
                                                                      ----------
             GAS UTILITIES (0.2%)
   163,350   WGL Holdings, Inc.                                            6,367
                                                                      ----------
             MULTI-UTILITIES (4.0%)
   334,270   Ameren Corp.                                                 12,853
   370,000   CenterPoint Energy, Inc.                                      8,998
   416,100   CMS Energy Corp.                                             12,038
   178,800   Dominion Resources, Inc.                                     12,094
   491,750   NiSource, Inc.                                               18,529
   151,300   SCANA Corp.                                                   7,698
   522,710   TECO Energy, Inc.                                             9,126
   234,700   Vectren Corp.                                                 8,940
   392,010   Wisconsin Energy Corp.                                       17,084
                                                                      ----------
                                                                         107,360
                                                                      ----------
             Total Utilities                                             196,265
                                                                      ----------
             Total Common Stocks (cost: $2,244,285)                    2,644,767
                                                                      ----------

             MONEY MARKET INSTRUMENTS (0.9%)

             MONEY MARKET FUNDS (0.9%)
25,486,969   State Street Institutional Liquid Reserves
               Fund Premier Class, 0.07%(a)                               25,487
                                                                      ----------
             Total Money Market Instruments (cost: $25,487)               25,487
                                                                      ----------

             TOTAL INVESTMENTS (COST: $2,269,772)                     $2,670,254
                                                                      ==========

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE     UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $2,644,767                   $-               $-      $2,644,767

Money Market Instruments:
  Money Market Funds                         25,487                    -                -          25,487
---------------------------------------------------------------------------------------------------------
Total                                    $2,670,254                   $-               $-      $2,670,254
---------------------------------------------------------------------------------------------------------

For the period of August 1, 2013, through July 31, 2014, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 9.1% of net assets at July 31, 2014.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at July 31, 2014.

See accompanying notes to financial statements.

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2014

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $2,269,772)          $2,670,254
  Receivables:
    Capital shares sold                                                           646
    Dividends and interest                                                      6,684
    Securities sold                                                             8,492
    Other                                                                         139
                                                                           ----------
      Total assets                                                          2,686,215
                                                                           ----------
LIABILITIES
  Payables:
    Securities purchased                                                        6,760
    Capital shares redeemed                                                       920
  Accrued management fees                                                       1,167
  Accrued transfer agent's fees                                                    37
  Other accrued expenses and payables                                             183
                                                                           ----------
      Total liabilities                                                         9,067
                                                                           ----------
        Net assets applicable to capital shares outstanding                $2,677,148
                                                                           ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                          $2,220,476
  Accumulated undistributed net investment income                               4,690
  Accumulated net realized gain on investments                                 51,500
  Net unrealized appreciation of investments                                  400,482
                                                                           ----------
        Net assets applicable to capital shares outstanding                $2,677,148
                                                                           ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of  $1,640,134/92,533
      shares outstanding)                                                  $    17.72
                                                                           ==========
    Institutional Shares (net assets of  $1,037,014/58,551
      shares outstanding)                                                  $    17.71
                                                                           ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $687)                     $ 91,237
  Interest                                                                    41
                                                                        --------
    Total income                                                          91,278
                                                                        --------
EXPENSES
  Management fees                                                         12,795
  Administration and servicing fees:
    Fund Shares                                                            2,333
    Institutional Shares                                                   1,001
  Transfer agent's fees:
    Fund Shares                                                            1,767
    Institutional Shares                                                   1,001
  Custody and accounting fees:
    Fund Shares                                                              175
    Institutional Shares                                                     110
  Postage:
    Fund Shares                                                              110
    Institutional Shares                                                      22
  Shareholder reporting fees:
    Fund Shares                                                               71
    Institutional Shares                                                      16
  Trustees' fees                                                              19
  Registration fees:
    Fund Shares                                                               36
    Institutional Shares                                                      30
  Professional fees                                                          149
  Other                                                                       37
                                                                        --------
        Total expenses                                                    19,672
  Expenses paid indirectly:
    Fund Shares                                                              (13)
    Institutional Shares                                                      (4)
                                                                        --------
        Net expenses                                                      19,655
                                                                        --------
NET INVESTMENT INCOME                                                     71,623
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on:
    Unaffiliated transactions                                            325,006
    Affiliated transactions (Note 8)                                         178
    Foreign currency transactions                                              3
  Change in net unrealized appreciation/depreciation                     (60,076)
                                                                        --------
        Net realized and unrealized gain                                 265,111
                                                                        --------
  Increase in net assets resulting from operations                      $336,734
                                                                        ========

See accompanying notes to financial statements.

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                     2014           2013
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                        $   71,623     $   35,739
  Net realized gain on investments                                325,184        232,425
  Net realized gain (loss) on foreign currency transactions             3             (3)
  Change in net unrealized appreciation/depreciation
    of investments                                                (60,076)       199,870
                                                               -------------------------
    Increase in net assets resulting from operations              336,734        468,031
                                                               -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares                                                   (40,859)       (23,200)
    Institutional Shares                                          (26,933)       (11,620)
                                                               -------------------------
      Total distributions of net investment income                (67,792)       (34,820)
                                                               -------------------------
  Net realized gains:
    Fund Shares                                                   (32,267)             -
    Institutional Shares                                          (21,393)             -
                                                               -------------------------
      Total distributions of net realized gains                   (53,660)             -
                                                               -------------------------
    Distributions to shareholders                                (121,452)       (34,820)
                                                               -------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                      56,224       (511,404)
  Institutional Shares                                             71,803        481,832
                                                               -------------------------
      Total net increase (decrease) in net assets
        from capital share transactions                           128,027        (29,572)
                                                               -------------------------
  Capital contribution from USAA Transfer Agency Company                -              1
                                                               -------------------------
  Net increase in net assets                                      343,309        403,640

NET ASSETS
  Beginning of year                                             2,333,839      1,930,199
                                                               -------------------------
  End of year                                                  $2,677,148     $2,333,839
                                                               =========================
Accumulated undistributed net investment income:
  End of year                                                  $    4,690     $    1,185
                                                               =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Income Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of two classes of shares: Income Stock Fund Shares (Fund Shares) and Income Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

        on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

    date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2014, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $13,000 and $4,000 respectively. For the year ended July 31, 2014 there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended July 31, 2014, the Fund paid CAPCO facility fees of $14,000, which represents 3.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis and non-REIT return of capital dividend adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $326,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2014, and 2013, was as follows:

                                              2014                2013
                                         --------------------------------
Ordinary income*                         $ 67,792,000         $34,821,000
Long-term realized capital gain            53,660,000                   -
                                         ------------         -----------
  Total distributions paid               $121,452,000         $34,821,000
                                         ============         ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

As of July 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $  3,798,000
Undistributed long-term capital gains                               57,068,000
Unrealized appreciation of investments                             395,809,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend and partnership basis adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended July 31, 2014, the Fund utilized pre-enactment capital loss carryforwards of $211,587,000, to offset capital gains. At July 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2014, were $1,527,056,000 and $1,423,231,000, respectively.

As of July 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $2,274,445,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2014, for federal income tax purposes, were $423,116,000 and $27,307,000, respectively, resulting in net unrealized appreciation of $395,809,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED              YEAR ENDED
                                          JULY 31, 2014            JULY 31, 2013
-------------------------------------------------------------------------------------
                                     SHARES         AMOUNT      SHARES        AMOUNT
                                    -------------------------------------------------
FUND SHARES:
Shares sold                          10,627       $ 180,975      8,812      $ 128,806
Shares issued from reinvested
  dividends                           4,115          69,923      1,532         22,101
Shares redeemed                     (11,418)       (194,674)   (47,908)      (662,311)
                                    -------------------------------------------------
Net increase (decrease) from
  capital share transactions          3,324       $  56,224    (37,564)     $(511,404)
                                    =================================================
INSTITUTIONAL SHARES:
Shares sold                          11,382       $ 190,800     45,548      $ 634,127
Shares issued from reinvested
  dividends                           2,847          48,323        796         11,620
Shares redeemed                      (9,754)       (167,320)   (11,102)      (163,915)
                                    -------------------------------------------------
Net increase from capital share
  transactions                        4,475       $  71,803     35,242      $ 481,832
                                    =================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Equity Income Funds Index over the performance period. The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Equity Income Funds category. The performance period for each class consists of the current month plus the

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

    previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)(1)                          OF AVERAGE NET ASSETS)(1)
-------------------------------------------------------------------------------
+/- 100 to 400                                +/- 4
+/- 401 to 700                                +/- 5
+/- 701 and greater                           +/- 6

 (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $12,795,000, which included a performance adjustment for the Institutional Shares of $11,000. For the Institutional Shares, the performance adjustment was less than 0.01%. There was no performance adjustment for the Fund Shares.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an investment subadvisory agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    The Manager (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average net assets for the first $600 million of assets that Epoch manages, plus 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the year ended July 31, 2014, the Manager incurred subadvisory fees, paid or payable to Epoch of $2,926,000.

    The Manager had entered into an investment subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The Manager (not the Fund) paid GMO a subadvisory fee in the annual amount of 0.18% of the portion of the Fund's average net assets that GMO managed. Effective October 18, 2013, the Manager terminated its investment subadvisory agreement with GMO. For the year ended July 31, 2014, the Manager incurred subadvisory fees, paid or payable to GMO of $249,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2014, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,333,000 and $1,001,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2014, the Fund reimbursed the Manager $68,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

    shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out of pocket expenses. For the year ended July 31, 2014, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,767,000 and $1,001,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2014, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                     0.1
USAA Cornerstone Equity Fund                                           0.3
USAA Target Retirement Income Fund                                     0.6
USAA Target Retirement 2020 Fund                                       1.4
USAA Target Retirement 2030 Fund                                       3.6
USAA Target Retirement 2040 Fund                                       4.6
USAA Target Retirement 2050 Fund                                       2.6
USAA Target Retirement 2060 Fund                                       0.1

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                     COST TO          GAIN TO
   SELLER            PURCHASER                      PURCHASER          SELLER
-------------------------------------------------------------------------------
USAA Income       USAA Cornerstone
  Stock Fund        Aggressive Fund                  $117,000         $77,000
USAA Income       USAA Cornerstone
  Stock Fund        Moderately Conservative Fund      103,000          70,000
USAA Income       USAA Cornerstone
  Stock Fund        Moderately Aggressive Fund         86,000          22,000
USAA Income       USAA Cornerstone
  Stock Fund        Moderate Fund                      35,000           9,000

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                      --------------------------------------------------------------------
                                            2014           2013           2012          2011          2010
                                      --------------------------------------------------------------------
Net asset value at beginning
  of period                           $    16.29     $    13.26     $    12.53    $    10.50    $     9.53
                                      --------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                      .47            .24            .18           .13           .13
  Net realized and unrealized gain          1.77           3.03            .73          2.03           .98
                                      --------------------------------------------------------------------
Total from investment operations            2.24           3.27            .91          2.16          1.11
                                      --------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.45)          (.24)          (.18)         (.13)         (.14)
  Realized capital gains                    (.36)             -              -             -             -
                                      --------------------------------------------------------------------
Total distributions                         (.81)          (.24)          (.18)         (.13)         (.14)
                                      --------------------------------------------------------------------
Net asset value at end of period      $    17.72     $    16.29     $    13.26    $    12.53    $    10.50
                                      ====================================================================
Total return (%)*                          14.06          24.89           7.34         20.59         11.65(b)
Net assets at end of
  period (000)                        $1,640,134     $1,453,425     $1,680,648    $1,440,420    $1,228,596
Ratios to average net assets:**
  Expenses (%)(a)                            .80            .85            .85           .84           .84(b)
  Net investment income (%)                 2.77           1.67           1.43          1.08          1.26
Portfolio turnover (%)                        57             64             42            38(c)        107

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,556,647,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares'expenses paid indirectly decreased the expense ratios as follows:
                                            (.00%)(+)      (.00%)(+)      (.00%)(+)     (.00%)(+)     (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(b) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $233,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares'
    expense ratios by 0.02%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Reflects decreased trading activity due to market volatility.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED JULY 31,
                                     -----------------------------------------------------------------------
                                           2014           2013            2012           2011           2010
                                     -----------------------------------------------------------------------
Net asset value at beginning
  of period                          $    16.28       $  13.25        $  12.52       $  10.49        $  9.52
                                     -----------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                     .49            .26             .20            .16            .16
  Net realized and unrealized gain         1.76           3.03             .73           2.02            .97
                                     -----------------------------------------------------------------------
Total from investment operations           2.25           3.29             .93           2.18           1.13
                                     -----------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.46)          (.26)           (.20)          (.15)          (.16)
  Realized capital gains                   (.36)             -               -              -              -
                                     -----------------------------------------------------------------------
Total distributions                        (.82)          (.26)           (.20)          (.15)          (.16)
                                     -----------------------------------------------------------------------
Net asset value at end of
  period                             $    17.71       $  16.28        $  13.25       $  12.52        $ 10.49
                                     =======================================================================
Total return (%)*                         14.16          25.08            7.52          20.86          11.88
Net assets at end of
  period (000)                       $1,037,014       $880,414        $249,551       $144,236        $87,983
Ratios to average net assets:**
  Expenses (%)(a)                           .73            .73             .71            .61            .62
  Expenses, excluding
    reimbursements (%)(a)                   .73            .73             .71            .61(b)         .62(b)
  Net investment income (%)                2.85           1.83            1.56           1.29           1.37
Portfolio turnover (%)                       57             64              42             38(c)         107

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,002,068,000.
(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to .62% of the Institutional Shares' average net assets.
(c) Reflects decreased trading activity due to market volatility.

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2014, through July 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                        BEGINNING               ENDING              DURING PERIOD*
                                      ACCOUNT VALUE          ACCOUNT VALUE         FEBRUARY 1, 2014 -
                                     FEBRUARY 1, 2014        JULY 31, 2014           JULY 31, 2014
                                     ----------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00               $1,087.70                 $4.09

Hypothetical
  (5% return before expenses)            1,000.00                1,020.88                  3.96

INSTITUTIONAL SHARES
Actual                                   1,000.00                1,088.10                  3.78

Hypothetical
  (5% return before expenses)            1,000.00                1,021.17                  3.66

* Expenses are equal to the annualized expense ratio of 0.79% for Fund Shares and 0.73% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 8.77% for Fund Shares and 8.81% for Institutional Shares for the six-month period of February 1, 2014, through July 31, 2014.

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

effectiveness in monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement.

In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fee under the Subadvisory Agreement is paid by the Manager. The Board also considered and discussed information about the Subadviser's fee, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year period ended December 31, 2013, and was lower than the average of its performance universe and its Lipper index for the five-year period ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the top 20% of its performance universe for the one-year period ended December 31, 2013, was in the top 25% of its performance universe for the three-year period ended December 31, 2013, and was in the bottom 50% of its performance universe for the five-year period ended December 31, 2013. The Board took into consideration recent actions taken to address the Fund's performance and noted the Fund's improved more recent performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's

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48  | USAA INCOME STOCK FUND

================================================================================

business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly

================================================================================

50  | USAA INCOME STOCK FUND

================================================================================

compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2013, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

policies; (ii) the Subadviser maintains an appropriate compliance program;
(iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

52  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-04/14); President, AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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54  | USAA INCOME STOCK FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA INCOME STOCK FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit Committee.
  (4)  Member of Pricing and Investment Committee.
  (5)  Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP.

================================================================================

58  | USAA INCOME STOCK FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

60  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

209373-0914

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23421-0914                                (C)2014, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2014 and 2013 were $438,538 and $460,191, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended July 31, 2014 and 2013 were $27,802 and $54,750, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2014 and 2013 were $434,270 and $442,000, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     09/22/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     09/24/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.